                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 6, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                 333-92245               33-0639768
    (State of Incorporation)    (Commission File No.)     (I.R.S. Employer
                                                         Identification No.)


27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                           92610
(Address of Principal executive offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated November 1, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-D, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes").

        The Notes were sold to Credit Suisse First Boston Corporation ("CS First Boston"), Chase Securities Inc. ("Chase Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with CS First Boston, Chase Securities and Merrill Lynch, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of November 1, 2000 (the "Underwriting Agreement") between the Registrant and CS First Boston, as representative of itself, Chase Securities, Merrill Lynch and Salomon.

        The Notes were issued pursuant to an Indenture dated as of November 1, 2000 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2000-D (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        A Residual Interest Instrument that represents an undivided ownership interest in the Trust was issued pursuant to the Trust Agreement dated as of November 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

        The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of November 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $275,094,243.81 (the "Initial Cut-Off Pool Balance") as of the close of business on October 31, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial CutOff Date but on or before November 13, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $49,564,336.11 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Trust used funds on deposit in a segregated trust account (the "Prefunding Account") to acquire additional

Contracts (the "Prefunded Contracts") with a total principal balance of $75,341,420.53 as of the related cut-off dates (each a "Prefunding Cut-Off Date") during the period from the Closing Date until December 6, 2000.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


         Aggregate principal balance.............................$275,094,243.81
         Number of Contracts..............................................21,309
         Average principal balance outstanding........................$12,909.77
         Average original amount financed.............................$13,031.97
         Original amount financed (range)..................$802.78 to $72,334.00
         Weighted average APR............................................ 14.18%
         APR (range).............................................4.90% to 25.00%
         Weighted average original term...............................57.52 mos.
         Original term (range)......................................6 to 72 mos.
         Weighted average remaining term..............................56.80 mos.
         Remaining term (range).....................................6 to 72 mos.


                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS


                                  NUMBER
                                    OF             % OF                         % OF INITIAL
                                  INITIAL        INITIAL         PRINCIPAL         CUT-OFF
    APR RANGE                    CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
    ---------                    ---------      ---------     ---------------    ------------
 0.000% to 7.000% ..........          13           0.06%      $    245,661.12        0.09%
 7.001% to 8.000% ..........         833           3.91         15,407,402.64        5.60
 8.001% to 9.000% ..........       1,497           7.03         26,780,765.94        9.74
 9.001% to 10.000% .........       1,394           6.54         22,985,701.51        8.36
10.001% to 11.000% .........       1,163           5.46         17,706,427.25        6.44
11.001% to 12.000% .........       1,087           5.10         15,048,327.08        5.47
12.001% to 13.000% .........       1,242           5.83         16,524,006.70        6.01
13.001% to 14.000% .........       1,348           6.33         17,434,893.33        6.34
14.001% to 15.000% .........       1,810           8.49         23,041,204.22        8.38
15.001% to 16.000% .........       2,053           9.63         25,687,577.87        9.34
16.001% to 17.000% .........       2,212          10.38         26,707,590.12        9.71
17.001% to 18.000% .........       2,198          10.31         24,588,153.67        8.94
18.001% to 19.000% .........       1,352           6.34         14,116,009.93        5.13
19.001% to 20.000% .........       1,129           5.30         11,328,735.21        4.12
20.001% to 21.000% .........       1,114           5.23         10,804,086.12        3.93
21.001% to 30.000% .........         864           4.05          6,687,701.10        2.43
                                  ------         ------       ---------------      ------
          Totals ...........      21,309         100.00%*     $275,094,243.81      100.00%*
                                  ======         ======       ===============      ======

----------------

* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS


                              NUMBER           % OF                              % OF
                             OF INITIAL       INITIAL         PRINCIPAL      INITIAL CUT-OFF
                             CONTRACTS       CONTRACTS         BALANCE        POOL BALANCE
                             ----------      ---------    ----------------   ---------------
Alabama ................         277           1.30        $  3,630,808.66        1.32
Arizona ................         775           3.64           9,274,610.37        3.37
California .............       5,089          23.88          69,883,285.05       25.40
Colorado ...............         308           1.45           3,415,495.32        1.24
Connecticut ............          22           0.10             240,399.45        0.09
Delaware ...............         254           1.19           3,127,391.78        1.14
Florida ................       1,841           8.64          22,422,642.14        8.15
Georgia ................       1,051           4.93          14,267,037.42        5.19
Idaho ..................         227           1.07           2,568,071.85        0.93
Illinois ...............       1,232           5.78          16,129,546.35        5.86
Indiana ................         588           2.76           7,159,124.37        2.60
Iowa ...................         132           0.62           1,584,625.01        0.58
Kansas .................          59           0.28             666,526.11        0.24
Kentucky ...............         240           1.13           2,839,007.64        1.03
Maryland ...............         546           2.56           7,699,485.50        2.80
Michigan ...............       1,286           6.04          16,935,925.69        6.16
Minnesota ..............         159           0.75           2,005,525.87        0.73
Mississippi ............          17           0.08             251,756.03        0.09
Missouri ...............         454           2.13           5,656,772.00        2.06
Montana ................          20           0.09             328,561.55        0.12
Nebraska ...............          12           0.06             158,319.02        0.06
Nevada .................         541           2.54           6,682,307.56        2.43
New Jersey .............       1,338           6.28          15,822,024.84        5.75
North Carolina .........         771           3.62          10,920,780.02        3.97
Oklahoma ...............         225           1.06           2,876,149.44        1.05
Oregon .................         377           1.77           4,515,939.64        1.64
Pennsylvania ...........         647           3.04           7,536,767.58        2.74
Rhode Island ...........          62           0.29             729,467.19        0.27
South Carolina .........         330           1.55           4,093,291.05        1.49
Tennessee ..............         194           0.91           2,215,189.81        0.81
Texas ..................         760           3.57           9,859,067.18        3.58
Utah ...................         119           0.56           1,599,222.07        0.58
Virginia ...............         872           4.09          11,962,556.11        4.35
Washington .............         475           2.23           5,928,367.46        2.16
West Virginia ..........           9           0.04             108,196.68        0.04
                              ------         ------        ---------------      ------
          Totals .......      21,309         100.00%*      $275,094,243.81      100.00%*

----------------

* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


        Aggregate principal balance..............................$49,564,336.11
        Number of Contracts...............................................3,511
        Average principal balance outstanding........................$14,116.87
        Average original amount financed.............................$14,116.87
        Original amount financed (range)................$1,475.35 to $54,382.97
        Weighted average APR.............................................12.87%
        APR (range).............................................7.25% to 25.00%
        Weighted average original term...............................58.10 mos.
        Original term (range).................................... 12 to 72 mos.
        Weighted average remaining term..............................58.06 mos.
        Remaining term (range)....................................12 to 72 mos.


                DISTRIBUTION BY APRs OF THE SUBSEQUENT CONTRACTS


                               NUMBER OF       % OF                          % OF FINAL
                               SUBSEQUENT    SUBSEQUENT       PRINCIPAL       CUT-OFF
       APR RANGE               CONTRACTS     CONTRACTS         BALANCE      POOL BALANCE
       ---------               ----------    ----------       ---------     ------------
 0.000% to 7.000% ........          0           0.00        $            0        0.00
 7.001% to 8.000% ........        256           7.29          4,895,795.97        9.88
 8.001% to 9.000% ........        428          12.19          7,828,999.62       15.80
 9.001% to 10.000% .......        328           9.34          5,726,952.24       11.55
10.001% to 11.000% .......        240           6.84          3,860,239.13        7.79
11.001% to 12.000% .......        194           5.53          2,944,204.65        5.94
12.001% to 13.000% .......        210           5.98          2,921,727.22        5.89
13.001% to 14.000% .......        224           6.38          2,881,003.47        5.81
14.001% to 15.000% .......        258           7.35          3,218,756.40        6.49
15.001% to 16.000% .......        265           7.55          3,519,237.10        7.10
16.001% to 17.000% .......        289           8.23          3,426,666.85        6.91
17.001% to 18.000% .......        271           7.72          3,059,189.27        6.17
18.001% to 19.000% .......        164           4.67          1,778,525.52        3.59
19.001% to 20.000% .......        124           3.53          1,203,228.65        2.43
20.001% to 21.000% .......        144           4.10          1,386,359.64        2.80
Over 21.000% .............        116           3.30            913,450.38        1.84
                                -----         ------        --------------      ------
          Totals .........      3,511         100.00%*      $49,564,336.11      100.00%*

----------------

* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                              NUMBER
                                OF           % OF                               % OF
                             SUBSEQUENT    SUBSEQUENT        PRINCIPAL       FINAL CUT-OFF
                             CONTRACTS     CONTRACTS          BALANCE        POOL BALANCE
                             ----------    ----------     --------------     -------------
Alabama ................         65           1.85            937,691.38        1.89
Arizona ................        124           3.53          1,667,353.66        3.36
California .............        859          24.47         13,275,858.73       26.79
Colorado ...............         66           1.88            883,709.71        1.78
Delaware ...............         40           1.14            456,372.44        0.92
Florida ................        244           6.95          3,395,813.09        6.85
Georgia ................        188           5.35          2,729,487.31        5.51
Idaho ..................         35           1.00            481,828.47        0.97
Illinois ...............        237           6.75          3,132,175.56        6.32
Indiana ................         79           2.25            992,489.02        2.00
Iowa ...................         29           0.83            423,297.07        0.85
Kansas .................         11           0.31            152,601.10        0.31
Kentucky ...............         52           1.48            808,731.94        1.63
Maryland ...............         83           2.36          1,249,858.92        2.52
Michigan ...............        228           6.49          3,318,279.87        6.69
Minnesota ..............         29           0.83            359,763.05        0.73
Mississippi ............          2           0.06             30,026.38        0.06
Missouri ...............         46           1.31            643,906.25        1.30
Montana ................          5           0.14             64,199.95        0.13
Nebraska ...............          3           0.09             39,202.00        0.08
Nevada .................         78           2.22          1,036,409.10        2.09
New Jersey .............        209           5.95          2,595,794.89        5.24
North Carolina .........         96           2.73          1,258,629.88        2.54
Oklahoma ...............         39           1.11            513,643.61        1.04
Oregon .................         68           1.94            970,939.55        1.96
Pennsylvania ...........        103           2.93          1,344,761.56        2.71
Rhode Island ...........         26           0.74            337,305.02        0.68
South Carolina .........         55           1.57            658,720.71        1.33
Tennessee ..............         23           0.66            310,806.24        0.63
Texas ..................        157           4.47          2,059,504.76        4.16
Utah ...................         19           0.54            285,914.44        0.58
Virginia ...............        126           3.59          1,825,073.76        3.68
Washington .............         85           2.42          1,300,140.06        2.62
West Virginia ..........          2           0.06             24,046.60        0.05
                              -----         ------        --------------      ------
          Totals .......      3,511         100.00%*     $ 49,564,336.11      100.00%*

----------------

* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the Prefunded Contracts as of the Prefunding Cut-Off Date:


                     COMPOSITION OF THE PREFUNDED CONTRACTS


         Aggregate principal balance...........................$75,341,420.53
         Number of Contracts............................................5,544
         Average principal balance outstanding.....................$13,589.72
         Average original amount financed..........................$13,588.38
         Original amount financed (range).............$1,666.33 to $64,337.25
         Weighted average APR..........................................13.81%
         APR (range)........................................8.014% to 25.000%
         Weighted average original term.................................58.02
         Original term (range)..................................12 to 72 mos.
         Weighted average remaining term................................57.98
         Remaining term (range).................................12 to 72 mos.


                 DISTRIBUTION BY APRs OF THE PREFUNDED CONTRACTS


                                NUMBER OF      % OF                        % OF PREFUNDED
                                PREFUNDED    PREFUNDED       PRINCIPAL        CUT-OFF
    APR RANGE                   CONTRACTS    CONTRACTS        BALANCE       POOL BALANCE
    ---------                   ---------    ---------     -------------   --------------
 0.000% to 7.000% ........          0           0.00%     $         0.00        0.00%
 7.001% to 8.000% ........          0           0.00                0.00        0.00
 8.001% to 9.000% ........        576          10.39       10,786,884.81       14.32
 9.001% to 10.000% .......        542           9.78        9,415,816.14       12.50
10.001% to 11.000% .......        370           6.67        5,974,531.46        7.93
11.001% to 12.000% .......        314           5.66        4,508,632.76        5.98
12.001% to 13.000% .......        336           6.06        4,552,469.85        6.04
13.001% to 14.000% .......        403           7.27        5,410,861.36        7.18
14.001% to 15.000% .......        481           8.68        6,248,636.50        8.29
15.001% to 16.000% .......        501           9.04        6,437,231.03        8.54
16.001% to 17.000% .......        511           9.22        6,195,449.05        8.22
17.001% to 18.000% .......        492           8.87        5,638,696.79        7.48
18.001% to 19.000% .......        300           5.41        3,258,395.40        4.32
19.001% to 20.000% .......        249           4.49        2,542,779.18        3.38
20.001% to 21.000% .......        248           4.47        2,605,359.53        3.46
Over 21.000% .............        221           3.99        1,765,676.67        2.34
                                -----         ------      --------------      ------
          Totals .........      5,544         100.00%*    $75,341,420.53      100.00%*
                                =====         ======      ==============      ======

----------------

* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE PREFUNDED CONTRACTS


                            NUMBER                                         % OF
                              OF           % OF                          PREFUNDING
                           PREFUNDED     PREFUNDED        PRINCIPAL       CUT-OFF
                           CONTRACTS     CONTRACTS         BALANCE      POOL BALANCE
                           ---------     ---------     -------------    ------------
Alabama                        63           1.14          868,378.97        1.15
Arizona                       203           3.66        2,700,440.71        3.58
California                  1,510          27.24       21,913,436.61       29.09
Colorado                      111           2.00        1,472,946.40        1.96
Connecticut                     6           0.11           70,241.71        0.09
Delaware                       74           1.33          870,517.24        1.16
Florida                       458           8.26        5,911,675.66        7.85
Georgia                       255           4.60        3,781,585.64        5.02
Idaho                          56           1.01          691,287.56        0.92
Illinois                      272           4.91        3,421,481.16        4.54
Indiana                       106           1.91        1,272,247.25        1.69
Iowa                           29           0.52          450,614.97        0.60
Kansas                         19           0.34          260,924.24        0.35
Kentucky                       54           0.97          722,029.60        0.96
Maryland                      112           2.02        1,745,587.24        2.32
Michigan                      335           6.04        4,337,481.60        5.76
Minnesota                      27           0.49          329,316.19        0.44
Mississippi                     3           0.05           31,400.51        0.04
Missouri                       62           1.12          873,715.50        1.16
Montana                        12           0.22          164,244.06        0.22
Nebraska                        9           0.16          117,186.97        0.16
Nevada                        156           2.81        2,147,478.25        2.85
New Jersey                    367           6.62        4,573,178.53        6.07
North Carolina                196           3.54        2,705,033.92        3.59
Oklahoma                       44           0.79          557,760.84        0.74
Oregon                        129           2.33        1,797,237.97        2.39
Pennsylvania                  163           2.94        1,910,096.52        2.54
Rhode Island                   21           0.38          255,521.43        0.34
South Carolina                 71           1.28          799,852.05        1.06
Tennessee                      46           0.83          573,857.56        0.76
Texas                         185           3.34        2,386,423.79        3.17
Utah                           27           0.49          409,267.92        0.54
Virginia                      199           3.59        2,749,048.88        3.65
Washington                    162           2.92        2,451,622.63        3.25
West Virginia                   2           0.04           18,300.50        0.02
                            -----         ------       -------------      ------
       Totals               5,544         100.00*      75,341,420.53      100.00*

----------------

* Percentages may not add to 100% because of rounding.

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ONYX ACCEPTANCE FINANCIAL
                                         CORPORATION



December 15, 2000                        By: /s/ Michael A. Krahelski
                                            ------------------------------------
                                            Michael A. Krahelski,
                                            Senior Vice President